Exhibit (24)

POWER OF ATTORNEY

I, the undersigned, appoint Lorrie Scott or, in her absence or inability to act, Michael J. Covey or Jerald W. Richards, my attorney‑in‑fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2018 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney‑in‑fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 15, 2019.

/s/ LINDA M. BREARD

DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Lorrie Scott or, in her absence or inability to act, Michael J. Covey or Jerald W. Richards, my attorney‑in‑fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2018 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney‑in‑fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 15, 2019.

/s/ WILLIAM L. DRISCOLL

DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Lorrie Scott or, in her absence or inability to act, Michael J. Covey or Jerald W. Richards, my attorney‑in‑fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2018 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney‑in‑fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 15, 2019.

/s/ CHRISTOPH KELLER, III

DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Lorrie Scott or, in her absence or inability to act, Michael J. Covey or Jerald W. Richards, my attorney‑in‑fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2018 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney‑in‑fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 15, 2019.

/s/ D. MARK LELAND

DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Lorrie Scott or, in her absence or inability to act, Michael J. Covey or Jerald W. Richards, my attorney‑in‑fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2018 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney‑in‑fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 15, 2019.

/s/ CHARLES P. GRENIER

DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Lorrie Scott or, in her absence or inability to act, Michael J. Covey or Jerald W. Richards, my attorney‑in‑fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2018 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney‑in‑fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 15, 2019.

/s/ JOHN S. MOODY

DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Lorrie Scott or, in her absence or inability to act, Michael J. Covey or Jerald W. Richards, my attorney‑in‑fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2018 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney‑in‑fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 15, 2019.

/s/ LAWRENCE S. PEIROS

DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Lorrie Scott or, in her absence or inability to act, Michael J. Covey or Jerald W. Richards, my attorney‑in‑fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2018 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney‑in‑fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 15, 2019.

/s/ R. HUNTER PIERSON

DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Lorrie Scott or, in her absence or inability to act, Michael J. Covey or Jerald W. Richards, my attorney‑in‑fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2018 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney‑in‑fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 15, 2019.

/s/ GREGORY L. QUESNEL

DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Lorrie Scott or, in her absence or inability to act, Michael J. Covey or Jerald W. Richards, my attorney‑in‑fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2018 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney‑in‑fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 15, 2019.

/s/ LENORE M. SULLIVAN

DIRECTOR